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Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of InterMune, Inc. ("InterMune"), that to his knowledge: the Annual Report of InterMune on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of InterMune.

Date: March 27th, 2003

Signed:	/S/ W. SCOTT HARKONEN W. SCOTT HARKONEN Chief Executive Officer and President (Duly Authorized Officer)

        A signed original of this written statement required by Section 906 has been provided to InterMune, Inc. and will be retained by InterMune, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in her capacity as an officer of InterMune, Inc. ("InterMune"), that to her knowledge: the Annual Report of InterMune on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of InterMune.

Date: March 28th, 2003

Signed:	/S/ SHARON SURREY-BARBARI SHARON SURREY-BARBARI Chief Financial Officer and Senior Vice Presdient of Finance Administration (Principal Financial and Accounting Officer and Duly Authorized Officer)

        A signed original of this written statement required by Section 906 has been provided to InterMune, Inc. and will be retained by InterMune, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002